                                                                Exhibit 10.14(A)


                       AMENDMENT TO MASTER LEASE AGREEMENT


         THIS AMENDMENT TO MASTER LEASE AGREEMENT (this "Amendment"), dated as of the 22nd day of March, 2000 among EACH OF THE ENTITIES IDENTIFIED ON EXHIBIT A HERETO (collectively, "Landlord"), having offices c/o Vornado Realty Trust, Park 80 West Plaza II, Saddle Brook, New Jersey 07663, Attention: Chief Financial Officer, and AMERICOLD LOGISTICS, LLC, a Delaware limited liability company ("Tenant"), having its principal offices at 10 Glenlake Parkway, Suite 800, Atlanta, Georgia 30328, Attention: Chief Executive Officer.

                                    RECITALS

         WHEREAS, Landlord and Tenant are parties to that certain Master Lease Agreement, dated as of the 11th day of March, 1999, as amended by letter amendment dated November 30, 1999 (collectively, with any and all amendments thereto, the "Lease"), with respect to the Leased Property (as defined in the Lease); and

         WHEREAS, Landlord and Tenant desire to amend the Lease as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. All capitalized terms used herein shall have the meanings set forth in the Lease, unless otherwise defined herein.

         2. Exhibit A of the Lease is hereby deleted in its entirety and replaced with Exhibit A attached hereto and incorporated herein by this reference.

         3. Section 1.1(i) of the Lease is hereby deleted in its entirety and replaced with the following:

          "(i) those certain tracts, pieces and parcels of land as more particularly described in Exhibit A-1 attached hereto and made a part hereof (collectively, the "Land");"

         4. Exhibit A-1 of the Lease is hereby amended by adding the legal descriptions labeled as Exhibit A-1 - continued which are attached hereto and incorporated herein by this reference.

         5. Exhibit 2.1(a) of the Lease is hereby deleted in its entirety and replaced with Exhibit 2.1(a) attached hereto and incorporated herein by this reference.

         6. Section 3.1(a) of the Lease is hereby amended by replacing the first indented paragraph in the Section with the following:

         "(a)     Minimum Rent:

         For the period commencing on the Commencement Date through the day before the Effective Date, the sum of TWENTY ONE MILLION THREE HUNDRED THIRTY THOUSAND and 00/100 DOLLARS ($21,330,000.00) per annum.

         For the period commencing on the Effective Date through December 31, 1999, the sum of TWENTY FOUR MILLION THREE HUNDRED SEVENTEEN THOUSAND SIXTY-FOUR and 00/100 DOLLARS ($24,317,064.00) per annum.

         For the period commencing January 1, 2000 through December 31, 2000, the sum of TWENTY EIGHT MILLION EIGHT HUNDRED TWENTY EIGHT THOUSAND THREE HUNDRED NINETY-EIGHT AND 00/100 DOLLARS ($28,828,398.00) per annum.

         For the period commencing January 1, 2001 through December 31, 2003, the sum of TWENTY NINE MILLION FOUR HUNDRED NINETEEN THOUSAND SIX HUNDRED NINETY SIX AND 00/100 DOLLARS ($29,419,696.00) per annum.

         For the period commencing January 1, 2004 through December 31, 2008, the sum of TWENTY NINE MILLION SIX HUNDRED SIXTY TWO THOUSAND NINE HUNDRED TWENTY AND 00/100 DOLLARS ($29,662,920.00) per annum.

         For the period commencing January 1, 2009 through February 28, 2014, the sum of TWENTY NINE MILLION NINE HUNDRED EIGHTEEN THOUSAND THREE HUNDRED FIVE AND 00/100 DOLLARS ($29,918,305.00) per annum."

         6. For any partial Lease Year or partial Fiscal Year during the term of the Lease, the annual Minimum Rent amount shall be prorated on a per diem basis and a proportional amount of Minimum Rent shall be payable for such year. Any such proration shall be based upon the actual number of days in such partial year and a 365 day year.

         7. As of the Effective Date, Exhibit 3.1(a) of the Lease is hereby deleted in its entirety and replaced with Exhibit 3.1(a) attached hereto and incorporated herein by this reference.

         8. As of the Effective Date, Exhibit 3.1(b) of the Lease is hereby deleted in its entirety and replaced with Exhibit 3.1(b) attached hereto and incorporated herein by this reference.

         9. The parties acknowledge and agree that the effective date of this Amendment is July 1, 1999 (the "Effective Date"). All modifications to the Lease specified in this Amendment shall be deemed to take effect as of the Effective Date unless otherwise set forth herein.

         10. Except as expressly set forth in this Amendment, the Lease remains unmodified and in full force and effect.

         11. This Amendment shall be construed with respect to each Leased Property under the substantive laws of the State in which such Leased Property is situated.


                            [Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of March 22, 2000.


                                     LANDLORD:


                                     VC FREEZER AMARILLO, L.P.

                                     By: VC Freezer Omaha Amarillo L.L.C.
                                         its general partner

                                     By: VC Omaha Real Estate Holdings, L.L.C.,
                                         its sole member

                                     By:  VC Omaha Holdings, L.L.C.
                                          its sole member

                                     By: /s/ Daniel F. McNamara
                                         ------------------------------
                                         Name: Daniel F. McNamara
                                         Title: Chief Executive Officer



                                     VC FREEZER FREMONT L.L.C.

                                     By:  VC Omaha Real Estate Holdings, L.L.C.,
                                          its sole member

                                     By:  VC Omaha Holdings, L.L.C.,
                                              its sole member

                                     By:  /s/ Daniel F. McNamara
                                          ------------------------------
                                          Name: Daniel F. McNamara
                                          Title: Chief Executive Officer


                    [Signatures continued on following page]

                                   VC FREEZER GARDEN CITY L.L.C.

                                   By:  VC Omaha Real Estate Holdings, L.L.C.,
                                        its sole member

                                   By:  VC Omaha Holdings, L.L.C.,
                                        its sole member

                                   By:  /s/ Daniel F. McNamara
                                        --------------------------------
                                        Name:  Daniel F. McNamara
                                        Title: Chief Executive Officer


                                   VC FREEZER PHOENIX L.L.C.

                                   By:  VC Omaha Real Estate Holdings, L.L.C.,
                                        its sole member

                                   By:  VC Omaha Holdings, L.L.C.,
                                        its sole member

                                   By:  /s/ Daniel F. McNamara
                                        --------------------------------
                                        Name:  Daniel F. McNamara
                                        Title: Chief Executive Officer


                                   VC FREEZER SIOUX FALLS L.L.C.

                                   By:  VC Omaha Real Estate Holdings, L.L.C.,
                                        its sole member

                                   By:  VC Omaha Holdings, L.L.C.,
                                        its sole member

                                   By:  /s/ Daniel F. McNamara
                                        --------------------------------
                                        Name:  Daniel F. McNamara
                                        Title: Chief Executive Officer

                    [Signatures continued on following page]

                                   VC FREEZER SPRINGDALE L.L.C.

                                   By:  VC Omaha Real Estate Holdings, L.L.C.,
                                        its sole member

                                   By:  VC Omaha Holdings, L.L.C.,
                                        its sole member

                                   By:  /s/ Daniel F. McNamara
                                        --------------------------------
                                        Name:  Daniel F. McNamara
                                        Title: Chief Executive Officer



                                   VC FREEZER RUSSELLVILLE L.L.C.

                                   By:  VC Omaha Real Estate Holdings, L.L.C.,
                                        its sole member

                                   By:  VC Omaha Holdings, L.L.C.,
                                        its sole member

                                   By:  /s/ Daniel F. McNamara
                                        --------------------------------
                                        Name:  Daniel F. McNamara
                                        Title: Chief Executive Officer



                                   VC FREEZER TEXARKANA L.L.C.

                                   By:  VC Omaha Real Estate Holdings, L.L.C.,
                                        its sole member

                                   By:  VC Omaha Holdings, L.L.C.,
                                        its sole member

                                   By:  /s/ Daniel F. McNamara
                                        --------------------------------
                                        Name:  Daniel F. McNamara
                                        Title: Chief Executive Officer

                    [Signatures continued on following page]

                                   CARMAR FREEZERS RUSSELLVILLE L.L.C.

                                   By:  VC Omaha Real Estate Holdings, L.L.C.,
                                        its sole member

                                   By:  VC Omaha Holdings, L.L.C.,
                                        its sole member

                                   By:  /s/ Daniel F. McNamara
                                        --------------------------------
                                        Name:  Daniel F. McNamara
                                        Title: Chief Executive Officer


                                   VC FREEZER FORT WORTH, L.L.C.

                                   By:  VC Omaha Real Estate Holdings, L.L.C.,
                                        its sole member

                                   By:  VC Omaha Holdings, L.L.C.,
                                        its sole member

                                   By:  /s/ Daniel F. McNamara
                                        --------------------------------
                                        Name:  Daniel F. McNamara
                                        Title: Chief Executive Officer


                                   CARMAR GROUP, INC.

                                   By:  /s/ Daniel F. McNamara
                                        --------------------------------
                                        Name:  Daniel F. McNamara
                                        Title: Chief Executive Officer


                                   FREEZER SERVICES-KENTUCKY, INC.

                                   By:  /s/ Daniel F. McNamara
                                        --------------------------------
                                        Name:  Daniel F. McNamara
                                        Title: Chief Executive Officer


                    [Signatures continued on following page]

                                   VC FREEZER MASSILLON, L.L.C.

                                   By:  VC Omaha Real Estate Holdings, L.L.C.,
                                        its sole member

                                   By:  VC Omaha Holdings, L.L.C.,
                                        its sole member

                                   By:  /s/ Daniel F. McNamara
                                        --------------------------------
                                        Name:  Daniel F. McNamara
                                        Title: Chief Executive Officer


                                   VC FREEZER STRASBURG, L.L.C.

                                   By:  VC Omaha Real Estate Holdings, L.L.C.,
                                        its sole member

                                   By:  VC Omaha Holdings, L.L.C.,
                                        its sole member

                                   By:  /s/ Daniel F. McNamara
                                        --------------------------------
                                        Name:  Daniel F. McNamara
                                        Title: Chief Executive Officer


                                   VC FREEZER BABCOCK, L.L.C.

                                   By:  VC Omaha Real Estate Holdings, L.L.C.,
                                        its sole member

                                   By:  VC Omaha Holdings, L.L.C.,
                                        its sole member

                                   By:  /s/ Daniel F. McNamara
                                        --------------------------------
                                        Name:  Daniel F. McNamara
                                        Title: Chief Executive Officer

                    [Signatures continued on following page]

                                     TENANT:

                                     AMERICOLD LOGISTICS LLC

                                     By:  /s/ Fred Beilstein
                                          -------------------------------
                                          Name:  Fred Beilstein
                                          Title: Executive Vice President

                                    EXHIBIT A

                               List of Fee Owners

VC Freezer Amarillo, L.P.
VC Freezer Fremont L.L.C.
VC Freezer Garden City L.L.C.
VC Freezer Phoenix L.L.C.
VC Freezer Sioux Falls L.L.C.
VC Freezer Springdale L.L.C.
VC Freezer Russellville L.L.C.
VC Freezer Texarkana L.L.C.
Carmar Freezers Russellville L.L.C.
VC Freezer Fort Worth L.L.C.
Carmar Group, Inc.
Freezer Services-Kentucky, Inc.
VC Freezer Massillon, L.L.C.
VC Freezer Strasburg, L.L.C.
VC Freezer Babcock, L.L.C.

                                   EXHIBIT A-1

                         Legal Descriptions of the Land


See attached pages. [Note: Legal descriptions for all properties have been omitted.]


Amarillo
Carthage
Fort Worth
Freemont
Garden City
Phoenix
Sioux Falls
Texarkana
Russellville
Springdale
Valley
Seebre
Massillon
Strasburg
Babcock

                                 EXHIBIT 2.1(a)


Leased Property                 Release Amount
Amarillo                         $17,313,382
Carthage                         $68,630,824
Fort Worth                        $6,160,800
Freemont                         $15,138,555
Garden City                      $24,547,864
Phoenix                          $14,799,682
Sioux Falls                      $22,328,000
Texarkana                        $27,533,509
Russellville                     $23,931,982
Springdale                       $23,560,773
Valley                           $20,000,000
Seebre                           $15,702,555
Massillon                        $15,562,213
Strasburg                        $24,500,000
Babcock                           $7,426,175
                                  ----------
                                $327,136,314


                                 EXHIBIT 3.1(a)


Leased Property            Prorations among Leased Properties
Amarillo                                            5.29%
Carthage                                           20.98%
Fort Worth                                          1.88%
Freemont                                            4.63%
Garden City                                         7.50%
Phoenix                                             4.52%
Sioux Falls                                         6.83%
Texarkana                                           8.42%
Russellville                                        7.32%
Springdale                                          7.20%
Valley                                              6.11%
Seebre                                              4.80%
Massillon                                           4.76%
Strasburg                                           7.49%
Babcock                                             2.27%
                                        -----------------
                                                  100.00%


                                 EXHIBIT 3.1(b)

             CALCULATION OF PERCENTAGE RENT AS OF THE EFFECTIVE DATE


1. For all the Leased Property (other than the Excluded Facilities), the Percentage Rent with respect to each Lease Year shall be calculated annually as follows:

         (a) for the period from the Effective Date through December 31, 2003, the product of (i) 43.25% times (ii) all Receipts (except for Receipts from the Excluded Facilities) for the applicable Lease Year in excess of the Breakpoint; and

         (b) for the period from January 1, 2004 through December 31, 2008, the product of (i) 46.45% times (ii) all Receipts (except for Receipts from the Excluded Facilities) for the applicable Lease Year in excess of the Breakpoint; and

         (c) for the period from January 1, 2009 through February 28, 2014, the product of (i) 50.30% times (ii) all Receipts (except for Receipts from the Excluded Facilities) for the applicable Lease Year in excess of the Breakpoint.

As used herein, the "Breakpoint" with respect to any Lease Year shall be $39,321,241.00. The Breakpoint shall be adjusted to account for the termination of this Lease with respect to any one or more of the Leased Properties in accordance with the terms of this Lease on a pro rata basis among each Leased Property based on the percentages set forth next to each Leased Property in
Exhibit 3.1(a) attached to the Lease.

As used herein, the "Excluded Facilities" shall mean the facilities comprising a portion of the Leased Property which are currently known as Babcock, Carthage, Massillon and Strasburg.


2. For the facility currently known as Babcock, Percentage Rent with respect to each Lease Year shall be calculated annually as follows:

         (a) for the period from the Effective Date through December 31, 1999, the product of (i) 76.00% times (ii) all Receipts with respect to Babcock for the applicable Lease Year in excess of $940,066; and

         (b) for the period from January 1, 2000 through December 31, 2001, the product of (i) 64.00% times (ii) all Receipts with respect to Babcock for the applicable Lease Year in excess of $1,116,328; and

         (c) for the period from January 1, 2002 through February 28, 2014, the product of (i) 70.00% times (ii) all Receipts with respect to Babcock for the applicable Lease Year in excess of $1,020,643.

3. For the facility currently known as Carthage, Percentage Rent with respect to each Lease Year shall be calculated annually as follows:

         (a) for the period from the Effective Date through December 31, 1999, the product of (i) 43.25% times (ii) all Receipts with respect to Carthage for the applicable Lease Year in excess of $9,996,759; and

         (b) for the period from January 1, 2000 through December 31, 2001, the product of (i) 29.65% times (ii) all Receipts with respect to Carthage for the applicable Lease Year in excess of $28,761,759; and

         (c) for the period from January 1, 2002 through December 31, 2003, the product of (i) 30.43% times (ii) all Receipts with respect to Carthage for the applicable Lease Year in excess of $26,707,978; and

         (d) for the period from January 1, 2004 through December 31, 2008, the product of (i) 32.15% times (ii) all Receipts with respect to Carthage for the applicable Lease Year in excess of $26,707,978; and

         (e) for the period from January 1, 2009 through February 28, 2014, the product of (i) 34.23% times (ii) all Receipts with respect to Carthage for the applicable Lease Year in excess of $26,707,978.


4. For the facility currently known as Massillon, Percentage Rent with respect to each Lease Year shall be calculated annually as follows:

         (a) for the period from the Effective Date through December 31, 1999, no Percentage Rent shall be due; and

         (b) for the period from January 1, 2000 through February 28, 2014, the product of (i) 40.35% times (ii) all Receipts with respect to Massillon for the applicable Lease Year in excess of $5,694,270.


5. For the facility currently known as Strasburg, Percentage Rent with respect to each Lease Year shall be calculated annually as follows:

         (a) for the period from the Effective Date through December 31, 1999, the product of (i) 47.00% times (ii) all Receipts with respect to Strasburg for the applicable Lease Year in excess of $2,671,021; and

         (b) for the period from January 1, 2000 through February 28, 2014, the product of (i) 47.00% times (ii) all Receipts with respect to Strasburg for the applicable Lease Year in excess of $5,342,053.